UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 22, 2004


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)




California                           0-11868                  95-3533362
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)              Identification No.)


6175 Nancy Ridge Drive, San Diego, California                       92121
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 (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code         (858)-535-0202
                                                   -----------------------------



                                       n/a
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

         On September 22, 2004, the Registrant announced financial results for the quarter and the nine months ended August 31, 2004.


ITEM 9.01 Financial Statements and Exhibits.

         Exhibits.

         Exhibit 99 - Registrant's press release dated September 22, 2004, publicly announcing third quarter 2004 financial results.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CardioDynamics International Corporation

Date: September 22, 2004           /s/ Stephen P. Loomis
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                                  Stephen P. Loomis
                                  Chief Financial Officer